Subsequent Event	3 Months Ended
Mar. 31, 2013
Subsequent Event [Abstract]
Subsequent Event
Note 8. Subsequent Event

On April 27, 2013, the Company entered into a Stock Issuance Agreement with Intrexon Corporation (“Intrexon”), pursuant to which the Company has issued to Intrexon 1,034,483 shares of Common Stock in consideration for the execution and delivery of an Exclusive Channel Agreement (the “Channel Agreement”).  The shares issued to Intrexon represent approximately 8.5% of the issued and outstanding shares of Common Stock as of April 27, 2013.

The Channel Agreement with Intrexon enables the Company to use Intrexon’s advanced human antibody discovery, isolation, and production technologies for the development and commercialization of human monoclonal antibody therapies for a new biodefense and infectious disease application.